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       As filed with the Securities and Exchange Commission on November 18, 2004
                                                      Registration No. 333-48430

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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                         CHOICE ONE COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                              16-1550742
        (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)             Identification No.)

                         100 CHESTNUT STREET, SUITE 600
                         ROCHESTER, NEW YORK 14604-2417
                    (Address of Principal Executive Offices)

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                   CHOICE ONE COMMUNICATIONS INC. 401(K) PLAN
                            (Full title of the plan)

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                                 AJAY SABHERWAL
          EXECUTIVE VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
                         CHOICE ONE COMMUNICATIONS INC.
                         100 CHESTNUT STREET, SUITE 600
                         ROCHESTER, NEW YORK 14607-2417
                                 (585) 246-4231
                            FACSIMILE (585) 530-2733

  (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                WITH A COPY TO:
                               ROGER W. BYRD, ESQ.
                                NIXON PEABODY LLP
                               1300 CLINTON SQUARE
                            ROCHESTER, NEW YORK 14604
                                 (585) 263-1000
                            FACSIMILE (585) 263-1600

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                          DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-8 (Commission File No. 333-48430) (the "Form S-8") is being filed to deregister any security and plan interest of Choice One Communications Inc. previously registered under the Form S-8 that remained unsold at the time of the filing of this Post-Effective Amendment.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in Rochester, New York on November 18, 2004.

                                        CHOICE ONE COMMUNICATIONS INC.

                                        By:      /s/ Steve M. Dubnik
                                            ------------------------------------
                                             Steve M. Dubnik, Chairman and Chief
                                             Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

          Signature                        Title                      Date
          ---------                        -----                      ----

     /s/ Steve M. Dubnik          Chairman, Chief Executive    November 18, 2004
----------------------------      Officer and Director
Steve M. Dubnik


     /s/ Emil D. Duda             Director                     November 18, 2004
----------------------------
Emil D. Duda